                       THIRD AMENDMENT, WAIVER AND CONSENT


                  THIRD AMENDMENT, WAIVER AND CONSENT (this "Amendment"), dated as of March 30, 2001, among CD&L, INC. (f/k/a Consolidated Delivery & Logistics, Inc.), a Delaware corporation (the "Borrower"), and the financial institutions party to the Loan Agreement referred to below (the "Lenders"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Loan Agreement referred to below.


                              W I T N E S S E T H :
                              - - - - - - - - - -


                  WHEREAS, the Borrower and the Lenders are parties to the Loan Agreement, dated as of January 29, 1999 (as amended, modified and/or supplemented through, but not including, the date hereof, the "Loan Agreement");

                  WHEREAS, Sureway Air Traffic Corporation, a Wholly-Owned Subsidiary of the Borrower ("Sureway"), desires to sell certain of its assets and to assign certain of its liabilities to Sureway Worldwide LLC (the "Sureway Purchaser"), pursuant to, and in accordance with the terms of, that certain Asset Purchase Agreement, dated as of March 7, 2001, among the Sureway Purchaser, Global Delivery Systems, LLC, Sureway and the Borrower (as amended, modified or supplemented to the date hereof, the "Sureway Asset Purchase Agreement") (with such sale and assignment on the basis set forth above being herein called the "Sureway Asset Sale"); and

                  WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend, and the Lenders wish to grant certain consents and waivers to the provisions of, the Loan Agreement, in each case as herein provided;

                  NOW, THEREFORE, it is agreed:

                  1. Notwithstanding anything to the contrary contained in
Section 6.02 of the Loan Agreement, (i) Sureway shall be permitted to consummate the Sureway Asset Sale pursuant to, and in accordance with the terms of, the Sureway Asset Purchase Agreement, so long as (x) Sureway receives a cash payment equal to at least $11,300,000 as consideration in connection with the Sureway Asset Sale and (y) net sale proceeds from the Sureway Asset Sale in an aggregate amount equal to at least $1,000,000 shall have been applied by the Borrower on the date of such sale to voluntary prepay a portion of the Loan in a like principal amount pursuant to, and in accordance with the terms of, Sections 2.02(a) and (c) of the Loan Agreement (as modified pursuant to Section 2 of this Amendment below) and (ii) the Borrower shall be permitted to hold the Note (as defined in the Sureway Asset Purchase Agreement) in an aggregate principal amount equal to not less than $2,000,000 (as reduced from time to time by repayments of principal thereunder) received as consideration pursuant to the Sureway Asset Sale.

                  2. Notwithstanding anything to the contrary contained in
Section 2.02(a) of the Loan Agreement, in connection with any prepayment of a portion of the Loan as contemplated by clause (i)(y) of Section 1 of this Amendment, the Borrower shall not be required to repay such portion (and only such portion) of the Loan at the prepayment price specified in said Section.

                  3. Section 1.05(a) of the Loan Agreement is hereby amended by deleting clause (I) of said Section in its entirety and inserting the following new clause (I) in lieu thereof:

                           "(I) The Borrower agrees to pay interest in respect
                  of the unpaid principal amount of each Loan from the date such Loan is made until the maturity thereof (whether by acceleration or otherwise), at a rate which shall at all times be equal to 12% per annum; provided that notwithstanding the foregoing, (i) during the period commencing on January 1, 2001 and ending on the earliest to occur of (x) the date of the delivery (or required delivery) of the financial statements for the fiscal quarter ended March 31, 2001 pursuant to
                  Section 5.01(b) (the "March 31, 2001 Financials Delivery Date") and (y) the Final Compliance Date, the Borrower agrees to pay to each Lender interest in respect of the unpaid principal amount of each such Loan made by such Lender at a rate equal to 13.5%, (ii) during the period commencing on the March 31, 2001 Financials Delivery Date and ending on the earlier to occur of (x) the date of the delivery (or required delivery) of the financial statements for the fiscal quarter ended June 30, 2001 pursuant to Section 5.01(b) (the "June 30, 2001 Financials Delivery Date") and (y) the Final Compliance Date, the Borrower agrees to (and shall) pay to each Lender interest in respect of the unpaid principal amount of each such Loan made by such Lender at a rate equal to (A) in the event that the chief financial officer of the Borrower shall have delivered to each of the Lenders on the March 31, 2001 Financial Delivery Date an officer's certificate demonstrating to the satisfaction of the Lenders the Borrower's compliance with the financial covenant contained in Section 6.08 for the fiscal quarter ended March 31, 2001 (and attaching financial calculations (in reasonable detail) establishing such compliance), the rate otherwise applicable above in the absence of this proviso or (B) in the event that the chief financial officer of the Borrower shall not have delivered to each of the Lenders on the March 31, 2001 Financials Delivery Date an officer's certificate demonstrating such compliance, 14% per annum, (iii) during the period commencing on the June 30, 2001 Financials Delivery Date and ending on the earlier to occur of (x) the date of the delivery (or required delivery) of the financial statements for the fiscal quarter ended September 30, 2001 pursuant to Section 5.01(b) (the "September 30, 2001 Financials Delivery Date") and (y) the Final Compliance Date, the Borrower agrees to (and shall) pay to each Lender interest in respect of the unpaid principal amount of each such Loan made by such Lender at a rate equal to (A) in the event that the chief financial officer of the Borrower shall have delivered to each of the Lenders on the June 30, 2001 Financials Delivery Date an officer's certificate demonstrating to the satisfaction of the Lenders the Borrower's compliance with the financial covenant contained in
                  Section 6.08 for the fiscal quarter ended June 30, 2001 (and attaching financial calculations (in reasonable detail) establishing such compliance), the rate applicable to such Loan (as determined pursuant to this Section 1.05(I)) immediately prior to the June 30, 2001 Financials Delivery Date or (B) in the event that the chief financial officer of the Borrower shall not have delivered to each of the Lenders on the June 30, 2001 Financials Delivery Date an officer's certificate demonstrating such compliance, the rate applicable to such Loan (as determined pursuant to this Section 1.05(I)) immediately prior to the June 30, 2001 Financials Delivery Date plus 1.00%, (iv) during the period commencing on the September 30, 2001 Financials Delivery Date and ending on the earlier to occur of (x) the date of the delivery (or required delivery) of the financial statements for the fiscal year ended December 31, 2001 pursuant to Section 5.01(c) (the "December 31, 2001 Financials Delivery Date") and (y) the Final Compliance Date, the Borrower agrees to (and shall) pay to each Lender interest in respect of the unpaid principal amount of each such Loan made by such Lender at a rate equal to (A) in the event that the chief financial officer of the Borrower shall have delivered to each of the Lenders on the September 30, 2001 Financials Delivery Date an officer's certificate demonstrating to the satisfaction of the Lenders the Borrower's compliance with the financial covenant contained in Section 6.08 for the fiscal quarter ended September 30, 2001 (and attaching financial calculations (in reasonable detail) establishing such compliance), the rate applicable to such Loan (as determined pursuant to this Section 1.05(I)) immediately prior to the September 30, 2001 Financials Delivery Date or (B) in the event that the chief financial officer of the Borrower shall not have delivered to each of the Lenders on the September 30, 2001 Financials Delivery Date an officer's certificate demonstrating such compliance, the rate applicable to such Loan (as determined pursuant to this Section 1.05(I)) immediately prior to the September 30, 2001 Financials Delivery Date plus 1.00% and (v) during the period commencing on the December 31, 2001 Financials Delivery Date and ending on the Final Compliance Date, the Borrower agrees to (and shall) pay to each Lender interest in respect of the unpaid principal amount of each such Loan made by such Lender at a rate equal to (A) in the event that the chief financial officer of the Borrower shall have delivered to each of the Lenders on the December 31, 2001 Financial Delivery Date an officer's certificate demonstrating to the satisfaction of the Lenders the Borrower's compliance with the financial covenant contained in Section 6.08 for the fiscal quarter ended December 31, 2001 (and attaching financial calculations (in reasonable detail) establishing such compliance), the rate applicable to such Loan (as determined pursuant to this Section 1.05(I)) immediately prior to the December 31, 2001 Financials Delivery Date or (B) in the event that the chief financial officer of the Borrower shall not have delivered to each of the Lenders on the December 31, 2001 Financials Delivery Date an officer's certificate demonstrating such compliance, the rate applicable to such Loan (as determined pursuant to this Section 1.05(I)) immediately prior to the December 31, 2001 Financials Delivery Date plus 1.00%; provided that, notwithstanding the foregoing, in no event shall the interest rate payable in respect of the unpaid principal amount of any Loan pursuant to the provisions of this Section 1.05(I) above (but not as a result of the application of any other provisions of this Agreement) exceed 15.0%.".

                  4. Section 2.02(c) of the Loan Agreement is hereby amended by inserting the text "but excluding any scheduled repayments made pursuant to
Section 2.02(f) below" immediately after the text "payments pursuant to Section 2.02(d)" appearing in said Section.

                  5. Section 2.02 of the Loan Agreement is hereby further amended by inserting the following new clause (f) at the end of said Section:

                  "(f) In addition to any other mandatory repayments pursuant to this Section 2.02, on each date set forth below, the Borrower shall be required to repay that principal amount of Loans, to the extent then outstanding, as is set forth opposite such date:


Scheduled Repayment Date                                     Amount
------------------------                                     ------
August 15, 2001                                            $ 250,000
November 15, 2001                                          $ 250,000
May 15, 2002                                               $ 250,000
August 15, 2002                                            $ 250,000".


                  6. Section 6 of the Loan Agreement is hereby amended by inserting the following new Section 6.18 at the end of said Section:

                           "6.18 Minimum Availability Under the Credit
         Agreement. The Borrower shall not permit the Excess Available Reserve under, and as defined in, the Credit Agreement to be less than $4,500,000 at any time.".

                  7. The Lenders hereby waive any Event of Default that has arisen pursuant to Section 7.03 of the Loan Agreement solely as a result of the failure of the Borrower to comply with the financial covenant contained in
Section 6.07 for (and only for) the fiscal quarter ended December 31, 2001.

                  8. Section 6.07 of the Loan Agreement is hereby amended by (i) deleting the ratio "4.70:1.0" appearing in the table in said Section opposite the fiscal quarter ended March 31, 2001 and inserting the ratio "11:1.0" in lieu thereof, (ii) deleting the ratio "4.05:1.0" appearing in the table in said Section opposite the fiscal quarter ended June 30, 2001 and inserting the ratio "9.35:1.0" in lieu thereof and (iii) deleting the ratio "3.75:1.0" appearing in the table in said Section opposite the fiscal quarter ended September 30, 2001 and inserting the ratio "6.75:1.0" in lieu thereof and (iv) deleting the ratio "3.60:1.0" appearing in the table in said Section opposite the fiscal quarter ended December 31, 2001 and inserting the ratio "3.70:1.0" in lieu thereof.

                  9. Notwithstanding anything to the contrary contained in the definition of Consolidated EBITDA appearing in the Loan Agreement or elsewhere in the Loan Agreement, for purposes of any determination of compliance with
Section 6.07 of the Loan Agreement (and only for such purposes), the Consolidated EBITDA for the fiscal quarter of the Borrower ended

December 31, 2000 included in Consolidated EBITDA for any period of four consecutive fiscal quarters ending on a date specified in the table appearing in such Section shall be deemed to be -$1,045,000.

                  10. The Lenders hereby waive compliance by the Borrower with the requirements of Section 6.08 for (and only for) the fiscal quarters ended September 30, 2001 and December 31, 2001.

                  11. The Lenders hereby waive compliance by the Borrower with the requirements of Section 6.09 for (and only for) the fiscal quarter ended December 31, 2001.

                  12. Section 6.09(b) of the Loan Agreement is hereby amended by deleting said Section in its entirety and inserting the following Section 6.09(b) in lieu thereof:

                  "(b) The Borrower will not permit (i) in the case of the fiscal quarter ended March 31, 2001, the remainder of (x) the amount of Consolidated EBITDA for such fiscal quarter (taken as one accounting period) less (y) the portion of the Divested EBITDA for the Calculation Period ended on the last day of such fiscal quarter attributable to such fiscal quarter (as determined by Paribas), to be less than the amount set forth opposite such fiscal quarter end date below and (ii) in the case of the any other fiscal quarter ended on a date set forth below, the amount of Consolidated EBITDA for such fiscal quarter (taken as one accounting period), to be less than the amount set forth opposite such fiscal quarter end date below:


                             Fiscal Quarter
                                 Ended                         Amount
                                 -----                         ------

                           March 31, 2001                    $1,350,000
                           June 30, 2001                     $1,700,000
                           September 30, 2001                $2,000,000
                           December 31, 2001                 $2,300,000".

                  13. The definition of "Pro Forma Basis" appearing in Section
8.01 of the Loan Agreement is hereby amended by inserting the text "and pursuant to the definition of Financial Covenant Compliance Date" immediately after the text "excluding calculations pursuant to Section 6.09(b)" appearing in clause
(ii) of said definition.

                  14. The definition of "Senior Debt" appearing in Section 8.01 of the Loan Agreement is hereby amended by deleting the amount "$25,000,000" appearing in said definition and inserting the amount "$15,000,000" in lieu thereof.

                  15. Section 8.01 of the Loan Agreement is hereby amended by
(i) deleting the definitions of "Acceptable Credit Agreement Refinancing", "Acceptable Credit Agreement Refinancing Date", "Final Compliance Date", "Financial Covenant Compliance Date" and "Permitted Refinancing" appearing in said Section and (ii) inserting the following new definitions in appropriate alphabetical order in said Section:

                  "Financial Covenant Compliance Date" shall mean the earlier to occur of (x) that date on which the Borrower delivers to each of the Lenders an officer's certificate from the chief financial officer of the Borrower, which certificate shall demonstrate to the satisfaction of the Lenders the Borrower's compliance with Sections 6.07, 6.08 and
         6.09 as if Sections 7 and 8 of the First Amendment, Sections 4, 5, 6 and 7 of the Second Amendment and Sections 5, 6, 7, 8 and 9 of the Third Amendment were not effective on such date, attach financial calculations (in reasonable detail) establishing such compliance and otherwise be in a form satisfactory to the Lenders and (y) that date on which the Borrower delivers to each of the Lenders an officer's certificate from the chief financial officer of the Borrower, which certificate shall (I) demonstrate to the satisfaction of the Lenders that the Borrower has achieved Consolidated EBITDA for the period of four consecutive fiscal quarters (taken as one accounting period) then last ended which, when Divested EBITDA for the Calculation Period then last ended is subtracted therefrom, equals at least $7,500,000 and (II) attach (a) financial calculations (in reasonable detail) establishing the amount of Consolidated EBITDA for the period of four consecutive fiscal quarters (taken as one accounting period) then last ended and
         (b) in the event a Significant Asset Sale was consummated during the respective Calculation Period or thereafter and on or prior to the respective Calculation Date, the financial calculations of a Qualified Accounting Firm setting forth the amount of the Divested EBITDA for the Calculation Period then last ended and otherwise be in a form satisfactory to the Lenders.

                  "Final Compliance Date" shall mean the Financial Covenant Compliance Date.

                  "Permitted Refinancing" means any refinancing of Senior Debt which has been consented to in writing by the Required Lenders.

                  "Third Amendment" shall mean the Third Amendment to this Agreement, dated as of March 30, 2001.

                  "Third Amendment Effective Date" shall have the meaning provided in the Third Amendment.

                  16. Section 10.07(a) of the Loan Agreement is hereby amended by deleting the text "and any determination pursuant to clause (z) of the proviso to Section 1.05(a)(I) (and the determination of the Financial Covenant Compliance Date as used in said Section or elsewhere in this Agreement)" appearing in said Section.

                  17. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Loan Agreement or any other Loan Document.

                  18. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Lenders.

                  19. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  20. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when (i) the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Lenders at the Notice Office, (ii) the Lenders shall have received (A) a consent to the Credit Agreement which shall permit the repayment of Loans in an aggregate principal amount equal to $1,000,000 and (B) a letter agreement from the banks party to the Credit Agreement pursuant to which such banks shall agree to enter into an amendment by April 7, 2001, which amendment shall (x) provide for an extension of the final maturity of the loans under the Credit Agreement until July 31, 2002, (y) modify the financial covenants contained therein on a basis satisfactory to the Required Lenders and
(z) otherwise be in form and substance satisfactory to the Required Lenders and
(iii) concurrently therewith, the Sureway Asset Sale shall have been consummated in accordance with the requirements of Section 1 of this Amendment.

                  21. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Third Amendment Effective Date, after giving effect to this Amendment, and (ii) on the Third Amendment Effective Date, after giving effect to this Amendment, all representations and warranties contained in the Loan Agreement and in the other Loan Documents are true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date).

                  22. From and after the Third Amendment Effective Date, all references in the Loan Agreement and each of the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as modified hereby.


                                      * * *

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                       CD&L, INC.



                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                       PARIBAS CAPITAL FUNDING LLC



                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       EXETER VENTURE LENDERS L.P.

                                       By:  Exeter Venture Advisors, Inc., as
                                             its general partner

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                       EXETER CAPITAL PARTNERS IV, L.P.

                                       By:  Exeter IV Advisors, L.P., as its
                                             general partner

                                       By:  Exeter IV Advisors, Inc. as its
                                             general partner



                                       By:
                                           -------------------------------------
                                           Name:
                                           Title: